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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2005
                                                         (February 22, 2005)


                        STATE AUTO FINANCIAL CORPORATION
     --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                          0-19289                31-1324304
----------------------------             ---------          --------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


       518 East Broad Street, Columbus, Ohio                 43215-3976
-----------------------------------------------------      --------------
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:       (614) 464-5000
                                                     -------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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SECTION 2.  FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 22, 2005, State Auto Financial Corporation (the "Company") issued a press release disclosing the Company's results of operations for the three-month period and fiscal year ended December 31, 2004 (the "Release"). The full text of the Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

         The Release included a non-GAAP financial measure, net operating earnings per diluted share. Net operating earnings differs from GAAP net income only by the exclusion of realized capital gains and losses, net of applicable federal income taxes, on investment activity for the period being reported. For the three-month period ended December 31, 2004 and 2003, GAAP net income was $0.93 per diluted share and $0.46 per diluted share, respectively, while net operating earnings were $0.92 per diluted share and $0.44 per diluted share for these same respective periods. For the three-month periods ended December 31, 2004 and 2003, the difference between GAAP net income per diluted share and net operating earnings per diluted share was $0.01 and $0.02, respectively, of realized capital gains and losses, net of applicable federal income taxes.

         Management uses net operating earnings because it believes this calculation better indicates their Company's operating performance than GAAP net income because net operating earnings exclude the sometimes volatile realized capital gains/losses, net of applicable federal income taxes, that can produce inconsistent results. Net operating earnings provide a more consistent measure on which to predict future earnings of the Company.


SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit No.          Description
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   99.1              Press release issued by State Auto Financial Corporation
                     on February 22, 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               STATE AUTO FINANCIAL CORPORATION


Date:  February 23, 2005                       By  /s/ Steven J. Johnston
                                                   ----------------------
                                                   Treasurer and Chief
                                                   Financial Officer




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                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------
   99.1               Press release issued by State Auto Financial Corporation
                      on February 22, 2005.